LH00-239A                                                               05/02/01



                           STIPULATION OF TERMINATION

The Modified Coinsurance Life, Annuity and Disability Income Retrocession Agreement (Ohio Life Plans/Document No. L95-1630) of January 1, 1995, between GREAT SOUTHERN LIFE INSURANCE COMPANY a Texas corporation with executive offices in Kansas City, Missouri and EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas, is hereby terminated with respect to loss under the policies paid by the original ceding insurer on and after October 1, 2000.

IN WITNESS WHEREOF, the parties hereto have caused this stipulation to be executed in duplicate.


EMPLOYERS REASSURANCE                     GREAT SOUTHERN
CORPORATION                               LIFE INSURANCE COMPANY


By:_________________________________      By:__________________________________

Title:______________________________      Title:________________________________

Date:_______________________________      Date:________________________________